UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.   )

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☐	Soliciting Material Pursuant to §240.14a-12

AMCI ACQUISITION CORP.
(Name of Registrant as Specified in its Charter)

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AMCI ACQUISITION CORP.
975 Georges Station Road, Suite 900
Greensburg, Pennsylvania 15601

To the Stockholders of AMCI Acquisition Corp.:

You are cordially invited to attend the 2019 annual meeting of stockholders (the “Annual Meeting”) of AMCI Acquisition Corp. (the “Company”) to be held on December 16, 2019 at 10:00 a.m., local time, at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105 to consider and vote upon the following proposals:

1.	To elect one director to serve as a Class I director on the Company’s Board of Directors (the “Board”) until the 2022 annual meeting of stockholders or until his successor is elected and qualified;
2.	To ratify the selection by our audit committee of Marcum LLP to serve as our independent registered public accounting firm for the year ending December 31, 2019; and
3.	Such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE DIRECTOR NOMINEE AND “FOR” THE RATIFICATION OF MARCUM LLP TO SERVE AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

The Board has fixed the close of business on November 15, 2019 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any postponement or adjournment thereof. Accordingly, only stockholders of record at the close of business on the Record Date are entitled to notice of, and shall be entitled to vote at, the Annual Meeting or any postponement or adjournment thereof.

Your vote is important. You are requested to carefully read the proxy statement and accompanying Notice of Annual Meeting for a more complete statement of matters to be considered at the Annual Meeting.

By Order of the Board,
/s/ William Hunter
President, Chief Executive Officer, Chief Financial Officer and Director

This proxy statement is dated November 29, 2019
and is being mailed with the form of proxy on or shortly after November 29, 2019.

IMPORTANT

Whether or not you expect to attend the Annual Meeting, you are respectfully requested by the Board of Directors to sign, date and return the enclosed proxy promptly, or follow the instructions contained in the proxy card or voting instructions. If you grant a proxy, you may revoke it at any time prior to the Annual Meeting or vote in person at the Annual Meeting.

PLEASE NOTE: If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares in the election of directors unless you direct the nominee holder how to vote, by returning your proxy card or by following the instructions contained on the proxy card or voting instruction form, or submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

AMCI ACQUISITION CORP.
975 Georges Station Road, Suite 900
Greensburg, Pennsylvania 15601
NOTICE OF 2019 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD DECEMBER 16, 2019

To the Stockholders of AMCI Acquisition Corp.:

NOTICE IS HEREBY GIVEN that the 2019 annual meeting of stockholders (the “Annual Meeting”) of AMCI Acquisition Corp., a Delaware corporation (the “Company”), will be held on Monday, December 16, 2019 at 10:00 a.m., local time, at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105, to consider and vote upon the following proposals:

1.	To elect one director to serve as a Class I director on the Company’s Board of Directors (the “Board”) until the 2022 annual meeting of stockholders or until his successor is elected and qualified;
2.	To ratify the selection by our audit committee of Marcum LLP (“Marcum”) to serve as our independent registered public accounting firm for the year ending December 31, 2019; and
3.	Such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

Only stockholders of record of the Company as of the close of business on November 15, 2019 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Each share of common stock entitles the holder thereof to one vote.

Your vote is important. Proxy voting permits stockholders unable to attend the Annual Meeting to vote their shares through a proxy. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. You can vote your shares by completing and returning your proxy card, or submit your proxy by telephone, fax, or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card. Proxy cards that are signed and returned but do not include voting instructions will be voted by the proxy as recommended by the Board. You can change your voting instructions or revoke your proxy at any time prior to the Annual Meeting by following the instructions included in this proxy statement and on the proxy card.

Even if you plan to attend the Annual Meeting in person, it is strongly recommended that you complete and return your proxy card before the Annual Meeting date to ensure that your shares will be represented at the Annual Meeting if you are unable to attend. You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares. You may also access our proxy materials at the following website: http://materials.proxyvote.com/00165R.

By Order of the Board,
/s/ William Hunter
President, Chief Executive Officer, Chief Financial Officer and Director

i

AMCI ACQUISITION CORP.
975 Georges Station Road, Suite 900
Greensburg, Pennsylvania 15601

PROXY STATEMENT
2019 ANNUAL MEETING OF STOCKHOLDERS
To be held on Monday, December 16, 2019, at 10:00 a.m., local time at the offices of Ellenoff Grossman & Schole LLP
1345 Avenue of the Americas, 11th Floor
New York, New York 10105

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why did you send me this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors” or “Board”) of AMCI Acquisition Corp., a Delaware corporation (the “Company,” “we,” us,” and “our”), for use at the annual meeting of stockholders (the “Annual Meeting”) to be held on Monday, December 16, 2019 at 10:00 a.m., local time, at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105, or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Annual Meeting. This proxy statement and the enclosed proxy card were first sent to the Company’s stockholders on or about November 29, 2019.

What is included in these materials?

These materials include:

•	This Proxy Statement for the Annual Meeting; and
•	The Company’s Annual Report on Form 10-K for the year ended December 31, 2018, as filed with the Securities and Exchange Commission (the “SEC”) on April 1, 2019.

What proposals will be addressed at the Annual Meeting?

Stockholders will be asked to consider the following proposals at the Annual Meeting:

1.	To elect one director to serve as a Class I director on the Board until the 2022 annual meeting of stockholders or until his successor is elected and qualified; and
2.	To ratify the selection by our audit committee of Marcum LLP (“Marcum”) to serve as our independent registered public accounting firm for the year ending December 31, 2019.

We will also consider any other business that properly comes before the Annual Meeting.

How does the Board of Directors recommend that I vote?

Our Board of Directors unanimously recommends that stockholders vote “FOR” the director nominee and “FOR” the ratification of the selection of Marcum as our independent registered public accounting firm.

Who may vote at the Annual Meeting of stockholders?

Stockholders who owned shares of the Company’s common stock, par value $.0001 per share, as of the close of business on November 15, 2019 are entitled to vote at the Annual Meeting. As of the Record Date, there were 22,052,077 shares of Class A common stock and 5,513,019 shares of Class B common stock issued and outstanding.

How many votes must be present to hold the Annual Meeting?

Your shares are counted as present at the Annual Meeting if you attend the Annual Meeting and vote in person, if you properly submit your proxy or if your shares are registered in the name of a bank or brokerage firm and you do not provide voting instructions and such bank or broker casts a vote on the ratification of our independent registered public accounting firm. On November 15, 2019, there were 22,052,077 shares of Class A common stock and 5,513,019 shares of Class B common stock outstanding and entitled to vote. In order for us to conduct the Annual Meeting, a majority of the voting power of our outstanding shares of common stock entitled to vote at the Annual Meeting must be present at the Annual Meeting. This is referred to as a quorum. Consequently, 13,782,549 shares of common stock must be present at the Annual Meeting to constitute a quorum.

How many votes do I have?

Each share of Class A common stock and Class B common stock is entitled to one vote on each matter that comes before the Annual Meeting. Information about the stock holdings of our directors and executive officers is contained in the section of this Proxy Statement entitled “Security Ownership of Certain Beneficial Owners and Management.”

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Stockholder of Record. If your shares are registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, you are considered the stockholder of record with respect to those shares, and the proxy materials were sent directly to you by the Company.

Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and the proxy materials were forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. Those instructions are contained in a “vote instruction form.”

What is the proxy card?

The proxy card enables you to appoint William Hunter, our President, Chief Executive Officer, Chief Financial Officer and Director, and Hans J. Mende, our Executive Chairman of the Board, as your representatives, at the Annual Meeting. By completing and returning the proxy card, you are authorizing Mr. Hunter and Mr. Mende to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, it is strongly recommended that you complete and return your proxy card before the Annual Meeting date in case your plans change. If a proposal comes up for vote at the Annual Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.

If I am a stockholder of record of the Company’s shares, how do I vote?

There are two ways to vote:

•	In person. If you are a stockholder of record, you may vote in person at the Annual Meeting. The Company will give you a ballot when you arrive.
•	By Mail. You may vote by proxy by filling out the proxy card and sending it back in the envelope provided.

If I am a beneficial owner of shares held in street name, how do I vote?

There are three ways to vote:

•	In person. If you are a beneficial owner of shares held in street name and you wish to vote in person at the Annual Meeting, you must obtain a legal proxy from the brokerage firm, bank, broker-dealer or other similar organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.
•	By mail. You may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.
•	By telephone or over the Internet. You may vote by proxy by submitting your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card. This is allowed if you hold shares in street name and your bank, broker or other nominee offers those alternatives. Although most banks, brokers and other nominees offer these voting alternatives, availability and specific procedures vary.

Will my shares be voted if I do not provide my proxy?

If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy.

Your shares may be voted under certain circumstances if they are held in the name of a brokerage firm. Brokerage firms generally have the authority to vote shares not voted by customers on certain “routine” matters, including the ratification of an independent registered public accounting firm. Accordingly, at the Annual Meeting, your shares may only be voted by your brokerage firm for the ratification of our independent registered public accounting firm.

Brokers are prohibited from exercising discretionary authority on non-routine matters. The election of a Class I director is considered a non-routine matter, and therefore brokers cannot exercise discretionary authority regarding this proposal for beneficial owners who have not returned proxies to the brokers (so-called “broker non-votes”). In the case of broker non-votes, and in cases where you abstain from voting on a matter when present at the Annual Meeting and entitled to vote, those shares will still be counted for purposes of determining if a quorum is present.

What vote is required to elect directors?

Directors are elected by a plurality of the votes cast at the Annual Meeting. Abstentions will have no effect on this proposal, assuming that a quorum is present.

What vote is required to ratify the selection by our audit committee of Marcum as our independent registered public accounting firm?

Approval of the proposal to ratify the selection of Marcum as our independent registered public accounting firm requires the affirmative vote of the majority of the votes cast by the stockholders present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting. Abstentions will have no effect on this proposal, assuming that a quorum is present.

Can I change my vote after I have voted?

You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting. You may vote again by signing and returning a new proxy card or vote instruction form with a later date or by attending the Annual Meeting and voting in person if you are a stockholder of record. However, your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote again at the Annual Meeting or specifically request that your prior proxy be revoked by delivering to the Company’s Secretary at 975 Georges Station Road, Suite 900, Greensburg, Pennsylvania 15601 a written notice of revocation prior to the Annual Meeting.

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend the Annual Meeting and vote at the Annual Meeting, you must bring to the Annual Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

What happens if I do not indicate how to vote my proxy?

If you sign your proxy card without providing further instructions, your shares will be voted “FOR” the director nominee and “FOR” the ratification of Marcum to serve as our independent registered public accounting firm.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Where do I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Annual Meeting.

Who bears the cost of soliciting proxies?

The Company will bear the cost of soliciting proxies in the accompanying form and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution. In addition to solicitations by mail, the Company, through its directors and officers, may solicit proxies in person, by telephone or by electronic means. Such directors and officers will not receive any special remuneration for these efforts.

Who is the sponsor of the Company?

References throughout this proxy statement to our “sponsor” are to AMCI Sponsor LLC, a Delaware limited liability company which is 100% owned by trusts, the beneficiaries of which are Mr. Mende, our Executive Chairman and an affiliate of our sponsor and the Company, and Mr. Kundrun, an affiliate of our sponsor and the AMCI group of companies.

Who can help answer my questions?

You can contact our Chief Executive Officer and Secretary, William Hunter at (724) 672-4319 or by sending a letter to Mr. Hunter at the offices of the Company at 975 Georges Station Road, Suite 900, Greensburg, Pennsylvania 15601 with any questions about the proposals described in this proxy statement or how to execute your vote.

THE ANNUAL MEETING

We are furnishing this proxy statement to you as a stockholder of AMCI Acquisition Corp. as part of the solicitation of proxies by our Board for use at our Annual Meeting to be held on Monday, December 16, 2019, or any adjournment or postponement thereof.

Date, Time, Place and Purpose of the Annual Meeting

The Annual Meeting will be held at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105, on Monday, December 16, 2019, at 10:00 a.m., local time. You are cordially invited to attend the Annual Meeting, at which stockholders will be asked to consider and vote upon the following proposals, which are more fully described in this proxy statement:

•	To elect one director to serve as a Class I director on the Board until the 2022 annual meeting of stockholders or until his successor is elected and qualified; and
•	To ratify the selection by our audit committee of Marcum to serve as our independent registered public accounting firm for the year ending December 31, 2019.

Record Date, Voting and Quorum

Our Board fixed the close of business on November 15, 2019, as the Record Date for the determination of holders of our outstanding common stock entitled to notice of and to vote on all matters presented at the Annual Meeting. As of the record date, there were 22,052,077 shares of Class A common stock and 5,513,019 shares of Class B common stock issued and outstanding and entitled to vote. Each share of common stock entitles the holder thereof to one vote.

The holders of 13,782,549 shares of common stock entitled to vote, present in person or represented by proxy at the Annual Meeting, constitute a quorum.

Required Vote

The affirmative vote of a plurality of the votes cast at the Annual Meeting by the stockholders present in person or represented by proxy and entitled to vote in the election of directors is required to elect the director nominee.

The approval of the proposal to ratify the selection of Marcum as our independent registered public accounting firm requires the affirmative vote of a majority of the votes cast by the stockholders present in person or represented by proxy and entitled to vote on this matter at the Annual Meeting.

Voting

You can vote your shares at the Annual Meeting by proxy or in person.

You can vote by proxy by having one or more individuals who will be at the Annual Meeting vote your shares for you. These individuals are called “proxies” and using them to cast your ballot at the Annual Meeting is called voting “by proxy.”

If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

If you complete the proxy card and mail it in the envelope provided or submit your proxy by telephone or over the Internet as described above, you will designate the Chief Executive Officer and the Executive Chairman of the Board to act as your proxy at the Annual Meeting. One of them will then vote your shares at the Annual Meeting in accordance with the instructions you have given them in the proxy card or voting instructions, as applicable, with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournment(s) or postponement(s) of the Annual Meeting.

Alternatively, you can vote your shares in person by attending the Annual Meeting. You will be given a ballot at the Annual Meeting.

While we know of no other matters to be acted upon at this year’s Annual Meeting, it is possible that other matters may be presented at the Annual Meeting. If that happens and you have signed and not revoked a proxy card, your proxy will vote on such other matters in accordance with the best judgment of Mr. Hunter or Mr. Mende.

A special note for those who plan to attend the Annual Meeting and vote in person: if your shares are held in the name of a broker, bank or other nominee, you must bring a statement from your brokerage account or a letter from the person or entity in whose name the shares are registered indicating that you are the beneficial owner of those shares as of the record date. In addition, you will not be able to vote at the Annual Meeting unless you obtain a legal proxy from the record holder of your shares.

Our Board is asking for your proxy. Giving the Board your proxy means you authorize it to vote your shares at the Annual Meeting in the manner you direct. You may vote for or withhold your vote for each nominee or proposal or you may abstain from voting. All valid proxies received prior to the Annual Meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” the election of the director nominee and “FOR” the ratification of the selection of Marcum as our independent registered public accounting firm and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the Annual Meeting.

Stockholders who have questions or need assistance in completing or submitting their proxy cards should contact our Chief Financial Officer and Secretary, William Hunter, at (724) 672-4319.

Stockholders who hold their shares in “street name,” meaning the name of a broker or other nominee who is the record holder, must either direct the record holder of their shares to vote their shares or obtain a legal proxy from the record holder to vote their shares at the Annual Meeting.

Revocability of Proxies

Any proxy may be revoked by the person giving it at any time before the polls close at the Annual Meeting. A proxy may be revoked by filing with our Secretary (AMCI Acquisition Corp., 975 Georges Station Road, Suite 900, Greensburg, Pennsylvania 15601) either (i) a written notice of revocation bearing a date later than the date of such proxy or (ii) a subsequent proxy relating to the same shares, or (iii) by attending the Annual Meeting and voting in person.

Simply attending the Annual Meeting will not constitute revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.

Attendance at the Annual Meeting

Only holders of common stock, their proxy holders and guests we may invite may attend the Annual Meeting. If you wish to attend the Annual Meeting in person but you hold your shares through someone else, such as a broker, you must bring proof of your ownership and identification with a photo at the Annual Meeting. For example, you may bring an account statement showing that you beneficially owned shares of AMCI Acquisition Corp. as of the record date as acceptable proof of ownership. In addition, you must bring a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Solicitation of Proxies

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Annual Meeting, will be borne by the Company. Some banks and brokers have customers who beneficially own common stock listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding shares of common stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly. The solicitation of proxies by mail may be supplemented by telephone and personal solicitation by officers, directors and other employees of the Company, but no additional compensation will be paid to such individuals.

No Right of Appraisal

Neither Delaware law nor our amended and restated certificate of incorporation provide for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at the Annual Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.

Other Business

We are not currently aware of any business to be acted upon at the Annual Meeting other than the matters discussed in this proxy statement. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Annual Meeting and with respect to any other matters which may properly come before the Annual Meeting. If other matters do properly come before the Annual Meeting, or at any adjournment(s) or postponement(s) of the Annual Meeting, we expect that shares of our common stock, represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board.

Principal Offices

Our principal executive offices are located at AMCI Acquisition Corp., 975 Georges Station Road, Suite 900, Greensburg, Pennsylvania 15601. Our telephone number at such address is (724) 672-4319.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Directors and Officers

The directors and executive officers of the Company are as follows:

Name	Age	Position
Hans J. Mende	75	Executive Chairman of the Board of Directors
William Hunter	50	President, Chief Executive Officer, Chief Financial Officer and Director
Brian Beem	39	Executive Vice President
Nimesh Patel	42	Executive Vice President
Gary Uren	58	Director
Lawrence M. Clark, Jr.	47	Director
Jason Grant	46	Director

The experience of our directors and executive officers are as follows:

Hans J. Mende has been our Executive Chairman since inception. Mr. Mende co-founded AMCI in 1986, growing the company into a multi-billion dollar global enterprise with activities in commodity investing, operations and trading. During his career, Mr. Mende has been member of the Board of Directors of numerous public and private natural resources companies, including Whitehaven Coal (ASX:WHC) from 2007 to 2012, Felix Resources Limited (FLX:AX) from 2007 to 2010, Alpha Natural Resources (NYSE:ANR) from 2003 to 2007, and its subsidiary, Foundation Coal Holdings, Inc. from 2004 to 2005 and New World Resources PLC (WSE:NWR) from 2011 to 2012. Prior to founding AMCI Group in 1986, Mr. Mende served at Thyssen Group in various senior executive positions including President of Thyssen Carbometal Inc. from 1968 to 1986. He holds an M.B.A from Cologne University in Germany. Mr. Mende is well-qualified to serve on our Board of Directors due to his extensive operational, industry and public and private company experience.

William Hunter has been our President, Chief Executive Officer and Chief Financial Officer, as well as a Director, since inception. He has been the Chief Financial Officer of AMCI Group since 2017, and since 2015 he has been Managing Partner at Hunter Natural Resources LLC, a consulting firm in the industrial, consumer and natural resources sectors. Mr. Hunter has been involved in over $20 billion of transactions in the natural resources, transportation and industrial industries during his 25 years in the industry. He is currently a member of the board of Oroplata Resources (OTC:ORRP), which is an early stage exploration company focused on lithium brine. From 1999 to 2015, Mr. Hunter worked as a Director or Managing Director at Nomura Securities, Teneo Capital, Dahlman Rose & Co., Jefferies & Company and TD Securities. He holds a B.S.C. in Finance and an M.B.A. in Finance from DePaul University. Mr. Hunter is well-qualified to serve on our Board of Directors due to his extensive corporate finance and capital markets experience.

Brian Beem has been our Executive Vice President since inception. He has been a key member of AMCI since 2006 and has served on the Board of Directors of numerous portfolio companies of AMCI and its affiliates. Mr. Beem joined AMCI from First Reserve Corporation, a private equity firm focused on the energy industry that co-invested with AMCI. Prior to First Reserve Corporation, Mr. Beem worked in the Leveraged Finance/Financial Sponsors group at Merrill Lynch. He holds an A.B. from Princeton University.

Nimesh Patel has been our Executive Vice President since inception. He has been a key member of AMCI since 2008, and has served on the Board of Directors of numerous portfolio companies of AMCI and its affiliates. Prior to joining AMCI, Mr. Patel worked in private equity at Great Hill Partners and ChrysCapital. He holds an A.B. from Princeton University and an M.B.A. from the Wharton School at the University of Pennsylvania.

Gary Uren, who has served as an independent director since November 15, 2018, has also served as the Chief Executive Officer of Legend Corporation, an Australian manufacturer of electrical and industrial products, since September 2019. He also provides consulting services through his firm, McKinnon Bookhout Partners. Until September 2018, Mr. Uren served as Global Vice President – Business Development and Strategy at Atkore International (NYSE:ATKR), a manufacturer of electrical raceway isolation and protection products, or Atkore. Mr. Uren has 20 years’ experience as a senior executive in the Electrical Products, Technology and Building Services sectors, focusing on Australia, North America, Europe, South America, and Asia. Since 2010, he has served in increasingly senior positions at Atkore, including as President – APAC & EMEA, with responsibility for the United Kingdom, Europe, Africa, the Middle East, Australia and New Zealand and President – Atkore Brazil. Mr. Uren

joined Atkore’s predecessor company, Tyco International, a diversified manufacturing and services company, in 2008 as Managing Director for the Asia Pacific region with responsibility for growing the Australia business as well as developing manufacturing capabilities in Changshu, China. From 2002 to 2008, Mr. Uren was Managing Director of Legrand Australia/New Zealand, a subsidiary of Legrand SNC (EPA:LR) a French manufacturer of electrical and digital building infrastructures, and as Director of HPM-Legrand. Mr. Uren concurrently served as a Director of AEEMA, the peak representative body for the Australian Electrical ICT & Electronics industries. Mr. Uren holds a Diploma in Management from St. George Technical College and an M.B.A. in International Business from Southern Cross University. He is well qualified to serve as one of our directors due to his extensive operational, management and business development experience.

Lawrence M. Clark, Jr., who has served as an independent director since November 15, 2018, is the founder and Managing Member of BalanTrove Management, LLC (“BalanTrove”), a corporate advisory firm to middle market companies, investors and lenders. BalanTrove provides strategic advisory, interim executive management, and operational, financial and project evaluation and due diligence assistance to businesses in transition and capital providers. Mr. Clark serves as a director of Blackhawk Mining LLC, a diversified coal mining company headquartered in Lexington, Kentucky. From 2015 to 2018, he served as Chief Executive Officer of Accordant Energy, LLC, a licensor of a patented portfolio of intellectual property for processing municipal solid waste into a low-carbon engineered fuel for use in utility and industrial boilers. Prior to that, he served for two years as President and Chief Executive Officer of JW Resources, Inc., a private operator of thermal coal assets in Central Appalachia. Before founding BalanTrove in 2011, Mr. Clark spent eight years at Harbinger Capital Partners LLC, most recently as Managing Director and Director of Investments, where he was responsible for investments in metals, mining, industrial and retail companies, among other sectors. From 2001 to 2002, Mr. Clark was a Distressed Debt and Special Situations Research Analyst at Satellite Asset Management, L.P. He was Vice President in the Distressed Debt and High Yield Research Department at Lazard Freres & Co., LLC from 2000 to 2001, and an Associate in Credit Suisse First Boston’s High Yield Research Group from 1998 to 2000. Mr. Clark started his investing career in 1997 in the Corporate Bond Research Department of Salomon Brothers. Mr. Clark received an M.B.A. from New York University’s Stern School of Business in 1998, and a B.S.B.A. in Finance from Villanova University in 1993. He is well qualified to serve as one of our directors due to his extensive operational, management, analysis and investing experience.

Jason Grant, who has served as an independent director since November 15, 2018, is a founder and Managing Partner of Headhaul Capital Partners LLC, a middle-market private equity investment firm specializing in acquiring and building businesses in the transportation, logistics and distribution industries, since 2012. Prior to founding Headhaul Capital, from 2010 to 2012, Mr. Grant was the Executive Vice President, Chief Financial Officer and Chief Commercial Officer of United Maritime Group LLC (“UMG”), a Jefferies Capital Partners LLC portfolio company. While running UMG, Mr. Grant helped lead an operational transformation that grew earnings and margins and executed the sale of UMG’s three operating divisions (inland barge, ocean shipping and dry bulk terminals) to three separate strategic buyers. From 2002 to 2010, Mr. Grant was employed by Atlas Air Worldwide Holdings (Nasdaq: AAWW) where he held various financial and operating positions including as Chief Financial Officer from 2007 to 2010. Prior to joining Atlas Air, Mr. Grant worked for American Airlines (Nasdaq:AAL) from 2000 to 2001 and Canadian Airlines International from1997 to 1999, with a primary focus on Financial Planning and Analysis. Mr. Grant has previously served on the Board of Directors of Helm Financial Corp, one of the largest private lessors of railcars and locomotives in the United States. Mr. Grant received a B.A. in Business Administration from Wilfrid Laurier University and an M.B.A from Simon Fraser University in British Columbia, Canada. He is well qualified to serve as one of our directors due to his extensive operational, management and investment experience.

Corporate Governance

Number and Terms of Office of Officers and Directors

We currently have five directors. Our Board of Directors is divided into three classes with only one class of directors being elected in each year and each class (except for those directors appointed prior to our first annual meeting of stockholders) serving a three-year term. The term of office of the first class of directors, consisting of Mr. Grant, will expire at this Annual Meeting. The term of office of the second class of directors, consisting of Messrs. Clark and Uren, will expire at our next annual meeting of stockholders. The term of office of the third class of directors, consisting of Messrs. Mende and Hunter, will expire at our third annual meeting of stockholders.

Our officers are appointed by our Board of Directors and serve at the discretion of the Board of Directors, rather than for specific terms of office. Our Board of Directors is authorized to appoint persons to the offices set forth in our bylaws as it deems appropriate. Our bylaws provide that our officers may consist of a Chairman of the Board, a Chief Executive Officer, a Chief Financial Officer, a President, Vice Presidents, Secretary, Treasurer, Assistant Secretaries and such other offices as may be determined by the Board of Directors.

Committee Membership, Meetings and Attendance

We currently have the following standing committees: the audit committee and the compensation committee. Each of the standing committees of the Board of Directors is comprised entirely of independent directors.

During the fiscal year ended December 31, 2018:

•	the Board acted by unanimous written consent in lieu of a meeting three times;
•	one meeting of the audit committee was held; and
•	no meeting of the compensation committee was held.

Each of our incumbent directors attended or participated in at least 75% of the meetings of the Board of Directors and the respective committees of which he is a member held during the period such incumbent director was a director during the fiscal year ended December 31, 2018.

We encourage all of our directors to attend our annual meetings of stockholders. This Annual Meeting will be the first annual meeting of stockholders of the Company.

Audit Committee

We have a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Nasdaq Listing Rules. In addition, our Board adopted a written charter for the audit committee. A copy of the audit committee charter is available, free of charge, from the Company by writing to the Company’s Secretary, 975 Georges Station Road, Suite 900, Greensburg, Pennsylvania 15601.

Messrs. Uren, Clark and Grant are serving as members of our audit committee. Messrs. Uren, Clark and Grant meet the independent director standard under Nasdaq’s listing standards and under Rule 10A-3(b)(1) of the Exchange Act. Each member of the audit committee is financially literate and our Board of Directors has determined that Mr. Clark qualifies as an “audit committee financial expert” as defined in applicable SEC rules.

We have adopted an audit committee charter, which details the principal functions of the audit committee, including:

•	the appointment, compensation, retention, replacement, and oversight of the work of the independent registered public accounting firm engaged by us;
•	pre-approving all audit and permitted non-audit services to be provided by the independent registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;
•	setting clear hiring policies for employees or former employees of the independent registered public accounting firm, including but not limited to, as required by applicable laws and regulations;
•	setting clear policies for audit partner rotation in compliance with applicable laws and regulations;
•	obtaining and reviewing a report, at least annually, from the independent registered public accounting firm describing (i) the independent registered public accounting firm’s internal quality-control procedures, (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues and (iii) all relationships between the independent registered public accounting firm and us to assess the independent registered public accounting firm’s independence;
•	reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and
•	reviewing with management, the independent registered public accounting firm, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

Compensation Committee

The members of our compensation committee are Messrs. Uren and Grant. Under the Nasdaq listing standards and applicable SEC rules, we are required to have at least two members of the compensation committee, all of whom must be independent. Messrs. Uren and Grant meet the independent director standard under the Nasdaq listing standards applicable to members of the compensation committee.

We have adopted a compensation committee charter, which details the principal functions of the compensation committee, including:

•	reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, if any is paid by us, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;
•	reviewing and approving on an annual basis the compensation, if any is paid by us, of all of our other officers;
•	reviewing on an annual basis our executive compensation policies and plans;
•	implementing and administering our incentive compensation equity-based remuneration plans;
•	assisting management in complying with our proxy statement and annual report disclosure requirements;
•	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our officers and employees;
•	if required, producing a report on executive compensation to be included in our annual proxy statement; and
•	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

Notwithstanding the foregoing, as indicated above, other than the payment to an affiliate of our sponsor of  $10,000 per month, for up to 18 months, for office space, utilities and secretarial and administrative support and reimbursement of expenses, no compensation of any kind, including finders, consulting or other similar fees, will be paid to any of our existing stockholders, officers, directors or any of their respective affiliates, prior to, or for any services they render in order to effectuate the consummation of an initial business combination. Accordingly, it is likely that prior to the consummation of an initial business combination, the compensation committee will only be responsible for the review and recommendation of any compensation arrangements to be entered into in connection with such initial business combination.

After our initial business combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to our stockholders, to the extent then known, in the tender offer or proxy solicitation materials, as applicable, furnished to our stockholders. It is unlikely the amount of such compensation will be known at the time of distribution of such tender offer materials or at the time of a stockholder meeting held to consider our initial business combination, as applicable, as it will be up to the directors of the post-combination business to determine executive and director compensation.

The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.

A copy of the compensation committee charter is available, free of charge, from the Company by writing to the Company’s Secretary, 975 Georges Station Road, Suite 900, Greensburg, Pennsylvania 15601.

Director Nominations

We do not have a standing nominating committee, though we intend to form a corporate governance and nominating committee as and when required to do so by law or Nasdaq rules. In accordance with Rule 5605(e)(2) of the Nasdaq rules, a majority of the independent directors may recommend a director nominee for selection by the Board of Directors. The Board of Directors believes that the independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating committee. The directors who shall participate in the consideration and recommendation of director nominees are Messrs. Uren, Clark and Grant. In accordance with Rule 5605(e)(1)(A) of the Nasdaq rules, all such directors are independent. As there is no standing nominating committee, we do not have a nominating committee charter in place.

The Board of Directors will also consider director candidates recommended for nomination by our stockholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of stockholders (or, if applicable, a special meeting of stockholders). Our stockholders that wish to nominate a director for election to the Board should follow the procedures set forth in our bylaws.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the Board of Directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders.

Audit Committee Report*

The audit committee has reviewed and discussed our audited financial statements with management, and has discussed with our independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Codification of Statements on Auditing Standards, AU 380), as adopted by the Public Company Accounting Oversight Board (the “PCAOB”) in Rule 3200T. Additionally, the audit committee has received the written disclosures and the letter from our independent registered public accounting firm, as required by the applicable requirements of the PCAOB, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. Based upon such review and discussion, the audit committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the last fiscal year for filing with the SEC.

Submitted by:

Audit Committee of the Board of Directors
Gary Uren
Lawrence M. Clark, Jr.
Jason Grant

*  The information contained in this Audit Committee Report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act.

Board Leadership Structure and Role in Risk Oversight

Our Board recognizes that the leadership structure and combination or separation of the Chief Executive Officer and Chairman roles is driven by the needs of the Company at any point in time. As a result, no policy exists requiring combination or separation of leadership roles and our governing documents do not mandate a particular structure. This has allowed our Board the flexibility to establish the most appropriate structure for the Company at any given time.

The Board is actively involved in overseeing our risk management processes. The Board focuses on our general risk management strategy and ensures that appropriate risk mitigation strategies are implemented by management. Further, operational and strategic presentations by management to the Board include consideration of the challenges and risks of our businesses, and the Board and management actively engage in discussion on these topics. In addition, each of the Board’s committees considers risk within its area of responsibility.

Compensation Committee Interlocks and Insider Participation

None of our officers currently serves, and in the past year have not served, as a member of the compensation committee of any entity that has one or more officers serving on our Board of Directors.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers, directors and persons who beneficially own more than ten percent of our common stock to file reports of ownership and changes in ownership with the SEC. These reporting persons are also required to furnish us with copies of all Section 16(a) forms they file. Based solely upon a review of such forms, we believe that during the year ended December 31, 2018 there were no delinquent filers.

Code of Ethics

We have adopted a Code of Ethics applicable to our directors, officers and employees. We have filed our Code of Ethics as an exhibit to the registration statement filed in connection with our initial public offering. You can review our Code of Ethics by accessing our public filings at the SEC’s web site at www.sec.gov. In addition, a copy of the Code of Ethics will be provided without charge upon request from us. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K.

Executive Compensation

None of our executive officers or directors has received any cash (or non-cash) compensation for services rendered to us. Our sponsor, executive officers and directors, or any of their respective affiliates, will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our independent directors will review on a quarterly basis all payments that were made to our sponsor, officers, directors or our or their affiliates. Commencing November 2018, we pay an affiliate of our sponsor a total of $10,000 per month for office space, utilities and secretarial and administrative support.

After the completion of our initial business combination, directors or members of our management team who remain with us may be paid consulting, management or other fees from the combined company. All of these fees will be fully disclosed to stockholders, to the extent then known, in the tender offer materials or proxy solicitation materials furnished to our stockholders in connection with a proposed business combination. It is unlikely the amount of such compensation will be known at the time, because the directors of the post-combination business will be responsible for determining executive and director compensation. Any compensation to be paid to our officers will be determined by our compensation committee.

We do not intend to take any action to ensure that members of our management team maintain their positions with us after the consummation of our initial business combination, although it is possible that some or all of our executive officers and directors may negotiate employment or consulting arrangements to remain with us after the initial business combination. The existence or terms of any such employment or consulting arrangements to retain their positions with us may influence our management’s motivation in identifying or selecting a target business but we do not believe that the ability of our management to remain with us after the consummation of our initial business combination will be a determining factor in our decision to proceed with any potential business combination. We are not party to any agreements with our executive officers and directors that provide for benefits upon termination of employment.

Director Independence

Nasdaq listing standards require that a majority of our board of directors be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our board of directors has determined that Messrs. Uren, Clark and Grant are “independent directors” as defined in the Nasdaq listing standards and applicable SEC rules. Our audit committee is entirely composed of independent directors meeting Nasdaq’s additional requirements applicable to members of the audit committee. Our independent directors have scheduled meetings at which only independent directors are present.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of November 15, 2019 based on information obtained from the persons named below, with respect to the beneficial ownership of shares of our common stock, by:

•	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;
•	each of our executive officers and directors that beneficially owns shares of our common stock; and
•	all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

	Class A Common Stock		Class B Common Stock		Approximate Percentage of Outstanding Common Stock
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class
AMCI Sponsor LLC(3)	—	—	5,108,019	92.65%	18.5%
Hans J. Mende(3)	—	—	5,108,019	92.65%	18.5%
Fritz R. Kundrun(3)	—	—	5,108,019	92.65%	18.5%
William Hunter	—	—	100,000	1.81%	*
Brian Beem	—	—	100,000	1.81%	*
Nimesh Patel	—	—	100,000	1.81%	*
Gary Uren	—	—	35,000	0.63%	*
Lawrence M. Clark, Jr.	—	—	35,000	0.63%	*
Jason Grant	—	—	35,000	0.63%	*
Basso SPAC Fund LLC(4)	1,306,398	5.9%	—	—	4.7%
Hudson Bay Capital Management LP(5)	1,200,000	5.44%	—	—	4.4%
Karpus Management, Inc.(6)	2,216,863	10.1%	—	—	8.0%

All directors and executive officers as a group (7 individuals)(2)	—	—	5,513,019	100%	20%
*	less than 1%
1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o AMCI Acquisition Corp., 975 Georges Station Road, Suite 900, Greensburg, Pennsylvania 15601.
2)	Interests shown consist solely of founder shares, classified as shares of Class B common stock. Such shares are convertible into shares of Class A common stock on a one-for-one basis, subject to adjustment.
3)	AMCI Sponsor LLC is the record holder of such shares. 2005 Kirmar Trust (US) and Fritz R. Kundrun Revocable Trust (US) each hold 50% of our sponsor. Hans J. Mende, our Executive Chairman, is the trustee of 2005 Kirmar Trust (US) and Fritz R. Kundrun is the trustee of Fritz R. Kundrun Revocable Trust (US), and as a result each has voting and investment discretion with respect to the common stock held by our sponsor. Each may thus be deemed to have beneficial ownership of the Class B common stock held directly by our sponsor. Each such entity or person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly. Excludes shares underlying the contingent forward purchase contract, as such shares may not be voted or disposed of by our sponsor within 60 days of the date of this prospectus.
4)	According to a Schedule 13G filed with the SEC on February 11, 2019, Basso SPAC Fund LLC, a Delaware limited liability company (“Basso LLC”) shares voting and dispositive power with Basso Management, LLC, Basso Capital Management, L.P., Basso GP, LLC and Howard I. Fischer with regard to the 1,306,398 shares of the Company’s Class A common stock reported therein, which consists of (i) 207,998 shares of Class A common stock, and (ii) 1,098,400 shares of Class A common stock underlying the Company’s units. Basso Management, LLC is the manager of Basso LLC. Basso Capital Management, L.P. serves as the investment manager of Basso LLC. Basso GP, LLC is the general partner of Basso Capital Management, L.P. Mr. Fischer is the sole portfolio manager of Basso LLC, the Chief Executive Officer and a founding partner of Basso Capital Management, L.P., and a member of each of Basso Management, LLC and Basso GP, LLC. Accordingly, each of such entities and Mr. Fischer may be deemed to indirectly beneficially own the shares held by Basso LLC. The address of the principal business office of each of the reporting persons is 1266 East Main Street, Fourth Floor, Stamford, Connecticut 06902.

5)	According to a Schedule 13G filed with the SEC on February 1, 2019, Hudson Bay Capital Management LP, a Delaware limited partnership (“Hudson Bay”), serves as the investment manager to Hudson Bay Master Fund Ltd., in whose name the shares of Class A common stock reported therein are held. As such, Hudson Bay may be deemed to be the beneficial owner of all shares of Class A common stock held by Hudson Bay Master Fund Ltd. Mr. Gerber serves as the managing member of Hudson Bay Capital GP LLC, which is the general partner of Hudson Bay. Mr. Gerber disclaims beneficial ownership of these securities. The address of the principal business office of each of the reporting persons is 777 Third Avenue, 30th Floor, New York, NY 10017.
6)	According to a Schedule 13G filed with the SEC on October 9, 2019, Karpus Management, Inc., d/b/a Karpus Investment Management (“KIM”) acquired 2,216,863 shares of the Company’s Class A common stock. The address of the principal business office of the reporting persons is 183 Sully’s Trail, Pittsford, New York 14534.

The table above does not include the shares of common stock underlying the private placement warrants held by our officers or sponsor because these securities are not exercisable within 60 days of this proxy statement.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In June 2018, we issued an aggregate of 5,750,000 founder shares to our sponsor for an aggregate purchase price of $25,000 in cash, or approximately $0.004 per share. In October 2018, our sponsor transferred 35,000 founder shares to each of Messrs. Uren, Clark and Grant, our independent directors, and 100,000 shares to each of Messrs. Hunter, Beem and Patel, our officers. The number of founder shares issued was determined based on the expectation that such founder shares would represent 20% of the outstanding shares upon completion of our initial public offering. On November 27, 2018, the underwriters in the Company’s initial public offering elected to exercise a portion of the over-allotment option for 2,052,077 additional units. As a result of such partial exercise, our sponsor forfeited 236,981 shares of Class B common stock. The founder shares (including the Class A common stock issuable upon exercise thereof) may not, subject to certain limited exceptions, be transferred, assigned or sold by the holder.

In November 2018, our sponsor purchased an aggregate of 5,500,000 private placement warrants for a purchase price of $1.00 per warrant, for an aggregate purchase price of $5,500,000, in a private placement that occurred simultaneously with the closing of the Company’s initial public offering. Each private placement warrant entitles the holder thereof to purchase one share of our Class A common stock at a price of $11.50 per share. The private placement warrants (including the Class A common stock issuable upon exercise thereof) may not, subject to certain limited exceptions, be transferred, assigned or sold by the holder. As a result of the partial exercise of the underwriter’s over-allotment option, our sponsor purchased an additional 410, 416 private placement warrants for aggregate gross process of $410,416.

The contingent forward purchaser has agreed to enter into a contingent forward purchase contract with us, to purchase up to 5,000,000 units for $10.00 each, in a private placement to occur concurrently with the closing of our initial business combination, for an aggregate purchase price of up to $50,000,000. The contingent forward purchase units and their component securities would be identical to the units being sold in our initial public offering, except that the contingent forward purchase units and their component securities would be subject to transfer restrictions and certain registration rights. The funds from the sale of contingent forward purchase units may be used as part of the consideration to the sellers in the initial business combination.

If any of our officers or directors becomes aware of an initial business combination opportunity that falls within the line of business of any entity to which he or she has then-current fiduciary or contractual obligations, he or she will honor his or her fiduciary or contractual obligations to present such business combination opportunity to such other entity. Our officers and directors currently have certain relevant fiduciary duties or contractual obligations that may take priority over their duties to us. We may, at our option, pursue an affiliated joint acquisition opportunity with an entity to which AMCI or an officer or director has a fiduciary or contractual obligation. Any such entity may co-invest with us in the target business at the time of our initial business combination, or we could raise additional proceeds to complete the initial business combination by making a specified future issuance to any such entity. Any such Affiliated Joint Acquisition or specified future issuance would be in addition to, and would not include, the contingent forward purchase securities issued pursuant to the contingent forward purchase contract.

Commencing November 2018, we have agreed to pay AMCI Holdings, Inc., an affiliate of our sponsor, a total of $10,000 per month for office space, utilities and secretarial and administrative support. Upon completion of our initial business combination or our liquidation, we will cease paying these monthly fees.

Other than the foregoing, no compensation of any kind, including any finder’s fee, reimbursement, consulting fee or monies in respect of any payment of a loan, will be paid by us to our sponsor, officers and directors, or any affiliate of our sponsor or officers, prior to, or in connection with any services rendered in order to effectuate, the consummation of an initial business combination (regardless of the type of transaction that it is). However, these individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. We do not have a policy that prohibits our sponsor, executive officers or directors, or any of their respective affiliates, from negotiating for the reimbursement of out-of-pocket expenses by a target business. Our audit committee will review on a quarterly basis all payments that were made to our sponsor, officers, directors or our or their affiliates and will determine which expenses and the amount of expenses that will be reimbursed. There is no cap or ceiling on the reimbursement of out-of-pocket expenses incurred by such persons in connection with activities on our behalf.

Prior to the consummation of our initial public offering, our sponsor loaned us $218,610 under an unsecured promissory note, which were used for a portion of the expenses of our initial public offering. The loan was non-interest bearing and unsecured and was repaid in full on November 23, 2018 out of the offering proceeds that were allocated to the payment of offering expenses (other than underwriting commissions).

In addition, in order to finance transaction costs in connection with an intended initial business combination, our sponsor or an affiliate of our sponsor or certain of our officers and directors may, but are not obligated to, loan us funds as may be required. If we complete an initial business combination, we would repay such loaned amounts. In the event that the initial business combination does not close, we may use a portion of the working capital held outside the trust account to repay such loaned amounts but no proceeds from our trust account would be used for such repayment. Up to $1,500,000 of such loans may be convertible into warrants at a price of $1.00 per warrant at the option of the lender. The warrants would be identical to the private placement warrants, including as to exercise price, exercisability and exercise period. The terms of such loans by our officers and directors, if any, have not been determined and no written agreements exist with respect to such loans. We do not expect to seek loans from parties other than our sponsor or an affiliate of our sponsor as we do not believe third parties will be willing to loan such funds and provide a waiver against any and all rights to seek access to funds in our trust account.

After our initial business combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to our stockholders, to the extent then known, in the tender offer or proxy solicitation materials, as applicable, furnished to our stockholders. It is unlikely the amount of such compensation will be known at the time of distribution of such tender offer materials or at the time of a stockholder meeting held to consider our initial business combination, as applicable, as it will be up to the directors of the post-combination business to determine executive and director compensation.

We have entered into a registration rights agreement with respect to the founder shares, the private placement warrants, the warrants issuable upon conversion of working capital loans (if any) and the shares of Class A common stock issuable upon exercise of the foregoing and upon conversion of the founder shares.

PROPOSALS TO BE CONSIDERED BY STOCKHOLDERS
PROPOSAL ONE — ELECTION OF CLASS I DIRECTOR

Our amended and restated certificate of incorporation provides for a Board of Directors classified into three classes, whose terms of office expire in successive years. Our Board of Directors now consists of five directors as set forth above in the section entitled “Directors, Executive Officers and Corporate Governance — Directors and Officers”.

Mr. Grant is nominated for election at this Annual Meeting of stockholders, as a Class I director, to hold office until the annual meeting of stockholders in 2022, or until his successor is chosen and qualified.

Unless you indicate otherwise, shares represented by executed proxies in the form enclosed will be voted for the election of the director nominee unless such nominee shall be unavailable, in which case such shares will be voted for a substitute nominee designated by the Board of Directors. We have no reason to believe that the nominee will be unavailable or, if elected, will decline to serve.

Nominee Biography

For a biography of the Class I director nominee, please see the section entitled “Directors, Executive Officers and Corporate Governance — Directors and Officers”.

Required Vote

Directors are elected by a plurality of the votes cast at the Annual Meeting by the stockholders present in person or represented by proxy and entitled to vote in the election of directors. The nominee receiving the highest number of affirmative votes shall be elected as director. You may withhold votes from the director nominee. Abstentions and broker non-votes will have no effect on this proposal, assuming that a quorum is present.

Recommendation

Our Board of Directors recommends a vote “FOR” the election to the Board of Directors of the abovementioned nominee.

PROPOSAL TWO — RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

We are asking the stockholders to ratify the audit committee’s selection of Marcum as our independent registered public accounting firm for the fiscal year ending December 31, 2019. The audit committee is directly responsible for appointing the Company’s independent registered public accounting firm. The audit committee is not bound by the outcome of this vote. However, if the stockholders do not ratify the selection of Marcum as our independent registered public accounting firm for the fiscal year ending December 31, 2019, our audit committee may reconsider the selection of Marcum as our independent registered public accounting firm.

Marcum has audited our financial statements for the fiscal year ended December 31, 2018. A representative of Marcum is expected to be present at the Annual Meeting. The representative will have an opportunity to make a statement if he desires to do so and will be available to answer appropriate questions from stockholders. The following is a summary of fees paid or to be paid to Marcum for services rendered.

Audit Fees. Audit fees consist of fees for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Marcum in connection with regulatory filings. The aggregate fees of Marcum related to audit and review services in connection with our initial public offering totaled approximately $66,200 for the period from June 18, 2018 (date of inception) to December 31, 2018. The above amounts include interim procedures and audit fees, as well as attendance at audit committee meetings.

Audit-Related Fees. Audit-related fees consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. During the period from June 18, 2018 (date of inception) to December 31, 2018, we did not pay Marcum any audit-related fees.

Tax Fees. We did not pay Marcum for tax return services, planning and tax advice for the period from June 18, 2018 (date of inception) to December 31, 2018.

All Other Fees. We did not pay Marcum for any other services for the period from June 18, 2018 (date of inception) to December 31, 2018.

Our audit committee has determined that the services provided by Marcum are compatible with maintaining the independence of Marcum as our independent registered public accounting firm.

Pre-Approval Policy

Our audit committee was formed upon the consummation of our initial public offering. As a result, the audit committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our audit committee were approved by our Board of Directors. Since the formation of our audit committee, and on a going-forward basis, the audit committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).

Vote Required

The ratification of the appointment of Marcum requires the vote of a majority of the votes cast by stockholders present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting. Abstentions will have no effect on this proposal, assuming that a quorum is present.

Recommendation

Our Board of Directors recommends a vote “FOR” the ratification of the selection by the Audit Committee of Marcum as our independent registered public accounting firm.

OTHER MATTERS

Submission of Stockholder Proposals for the 2020 Annual Meeting

We anticipate that the 2020 annual meeting of stockholders will be held no later than December 31, 2020. For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2020 Annual Meeting of Stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act. Such proposals must be received by the Company at its offices at 975 Georges Station Road, Suite 900, Greensburg, Pennsylvania 15601 no later than August 1, 2020.

In addition, our bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. Notice of a nomination or proposal must be delivered to us not less than 90 days and not more than 120 days prior to the date for the preceding year’s annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so received not earlier than the close of business on the 120th day before the meeting and not later than the later of  (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by us. Accordingly, for our 2020 Annual Meeting, assuming the meeting is held on or about December 16, 2020, notice of a nomination or proposal must be delivered to us no later than September 17, 2020 and no earlier than August 18, 2020. Nominations and proposals also must satisfy other requirements set forth in the bylaws. The Chairman of the Board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

Householding Information

Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

•	If the shares are registered in the name of the stockholder, the stockholder should contact us at our offices at 975 Georges Station Road, Suite 900, Greensburg, Pennsylvania 15601, to inform us of his or her request; or
•	If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

Where You Can Find More Information

We file annual and quarterly reports and other reports and information with the Securities and Exchange Commission. We distribute to our stockholders annual reports containing financial statements audited by our independent registered public accounting firm and, upon request, quarterly reports for the first three quarters of each fiscal year containing unaudited financial information. In addition, the reports and other information are filed through Electronic Data Gathering, Analysis and Retrieval (known as “EDGAR”) system and are publicly available on the Securities and Exchange Commission’s website, located at http://www.sec.gov. We will provide without charge to you, upon written or oral request, a copy of the reports and other information filed with the Securities and Exchange Commission.

Any requests for copies of information, reports or other filings with the Securities and Exchange Commission should be directed to AMCI Acquisition Corp., 975 Georges Station Road, Suite 900, Greensburg, Pennsylvania 15601, Attn: Secretary.

AMCI ACQUISITION CORP.
975 Georges Station Road, Suite 900,
Greensburg, Pennsylvania 15601
December 16, 2019

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
AMCI ACQUISITION CORP.

The undersigned hereby appoints William Hunter and Hans J. Mende, and each of them, proxies and attorneys-in-fact, each with the power of substitution and revocation, and hereby authorizes each to represent and vote, as designated below, all the shares of common stock of AMCI Acquisition Corp. (the “Company”) held of record by the undersigned at the close of business on November 15, 2019 at the Annual Meeting of Stockholders to be held at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, 11th Floor, New York, New York on December 16, 2019, at 10:00 a.m., local time, or any adjournment or postponement thereof  (the “Meeting”) and authorizes and instructs said proxies to vote in the manner directed below.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE DIRECTOR NOMINEE AND “FOR” PROPOSAL TWO. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OF THE MEETING.

(Continued, and to be marked, dated and signed, on the other side)

AMCI ACQUISITION CORP.
This Proxy Statement and the 2018 Annual Report on Form 10-K are available at:
http://materials.proxyvote.com/00165R

AMCI ACQUISITION CORP.

Vote Your Proxy by mail:   Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

Please mark your votes like this	☐

PROXY

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE DIRECTOR NOMINEE AND “FOR” PROPOSAL TWO.

1 To elect one Class I director to serve on the Company’s Board of Directors until the 2022 annual meeting of stockholders or until his successor is elected and qualified.

Election of Class I Director: Jason Grant

For ☐	Withhold ☐

2 Ratification of the selection by the audit committee of Marcum LLP to serve as our independent registered public accounting firm for the year ending December 31, 2019.

For ☐	Against ☐	Abstain ☐

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

COMPANY ID:
PROXY NUMBER:
ACCOUNT NUMBER:

Signature	Signature	Date , 2019

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign in full corporate name by duly authorized officer, giving full title as such. If a partnership, please sign in partnership name by authorized person.